                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                   8-1/2% SENIOR SUBORDINATED NOTES DUE 2007
                                       OF

                        PHYSICIAN SALES & SERVICE, INC.


             PURSUANT TO THE PROSPECTUS, DATED ______________, 1997

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ____________ 1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted timely to the Exchange Agent:

By Registered or Certified Mail:        By Facsimile Transmission:   By Overnight Courier:
------------------------------------  -----------------------------  ---------------------------------------

SunTrust Bank, Central Florida, NA        SunTrust Bank Central        SunTrust Bank, Central Florida, NA
c/o The First National Bank of                 Florida, NA           c/o The First National Bank of Chicago
          Chicago                             (407) 237-4791        Corporate Trust Securities
Corporate Trust Redemption Unit           ATTN:  Theresa Hawkins         1 N State Street Teller 9th Floor
1 First National Plaza 9th Floor,                                            Chicago, IL  60670
          Suite 0124                       Confirm by Telephone:             ATTN:  Debbie Randle
Chicago, IL  60670-0124                      Theresa Hawkins
ATTN:  Debbie Randle                           (407) 237-4791

                                          For Information Call:
                                          --------------------

                                             Theresa Hawkins
                                             (407) 237-4791

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The Exchange Offer is not being mailed to, nor will tenders be accepted from or on behalf of, Holders of Private Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

     The undersigned acknowledges that it has received and reviewed the Prospectus, dated ___________, 1997 (the "Prospectus"), of Physician Sales & Service, Inc., a Florida corporation (the "Company") and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer to exchange any and all outstanding 8-1/2% Senior Subordinated Notes Due 2007 (the "Private Notes") of the Company for a like aggregate principal amount of 8-1/2% Senior Subordinated Notes due 2007 which have been registered pursuant to the Securities Act of 1933, as amended (the "Exchange Notes," and together with the Private Notes, the "Notes") of the Company from the holders ("Holders") thereof (the "Exchange Offer").

     For each Private Note accepted for exchange, the Holder of such Private Note will receive an Exchange Note having a principal amount equal to the that of the surrendered Private Note. The terms of the Exchange Notes are identical in all material respects to the Private Notes, except that (i) the Exchange Notes will bear a different CUSIP Number from the Private Notes, (ii) the issuance of the Exchange Notes will have been registered under the Securities Act of 1933, as amended (the "Securities Act") and, therefore, the Exchange Notes will not bear legends restricting the transfer thereof and (iii) Holders of the Exchange Notes will not be entitled to certain registration rights relating to the Private Notes. The Exchange Notes, and the Private Notes remaining after the Exchange Offer, mature on October 1, 2007. Interest on the Exchange Notes will accrue from the date of original issuance thereof, i.e. October 1, 1997, payable semi-annually on each of April 1 and October 1 of each year, commencing April 1, 1998 at the rate of 8-1/2% per annum. Holders whose Private Notes are accepted for exchange will be deemed to have waived the right to receive any interest accrued on the Private Notes. The Exchange Notes will be redeemable, in whole or in part, at the option of the Company, on or after October 1, 2002 at the redemption prices set forth therein, plus accrued interest to the date of redemption. See "Description of Exchange Notes" section of the Prospectus.

     The Company reserves the right, at any time and from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the Holders of the Private Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     The Exchange Offer is not conditioned upon any minimum aggregate principal amount of Private Notes being tendered or accepted for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section entitled "The Exchange Offer -- Conditions."

     This Letter is to be completed by a Holder of Private Notes either if certificates are to be forwarded herewith or if a tender of certificates for Private Notes, if available, is to be made by book-entry transfer to the account maintained by SunTrust Bank, Central Florida, National Association (the "Exchange Agent") at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" section of the Prospectus. Holders of Private Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Private Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Private Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Private Notes to which this Letter relates. If the space provided below is inadequate, the Certificate numbers and principal amount of Private Notes should be listed on a separate signed schedule affixed hereto.

-----------------------------------------------------------------------------------------------
                                                  1                     2               3
DESCRIPTION OF PRIVATE NOTES                                   Aggregate Principal   Principal
                                                 Certificate    Amount of Private      Amount
                                                  Number(s)*        Note(s)          Tendered**
-----------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Holder(s):

-----------------------------------------------------------------------------------------------
                                                    Total
-----------------------------------------------------------------------------------------------

* Need not be completed if Private Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Private Notes represented by the Private Notes indicated in column 2. See Instruction 2.

[ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:_________________________________________


     Account Number________________  Transaction Code Number________________


[ ]  CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED HEREWITH.

[ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)_________________________________________

     Window Ticket Number (if any)___________________________________________

     Date of Execution of Notice of Guaranteed Delivery______________________

     Name of Institution which guaranteed delivery___________________________

     If Delivered by Book-Entry Transfer, Complete the Following:

     Name of Tendering Institution:__________________________________________

     Account Number________________  Transaction Code Number_________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
     THERETO:

     Name____________________________________________________________________

     Address_________________________________________________________________

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Private Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Private Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Private Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Private Notes with the full power of substitution to (i) deliver certificates for such Private Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (ii) present such Private Notes for transfer on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Private Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable from and after the Expiration Date and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Private Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Private Notes tendered hereby will have been acquired in the ordinary course of business of the undersigned, that the undersigned has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Notes in violation of the Securities Act and that the undersigned is not an "affiliate," (as defined in Rule 405 under the Securities Act) of the Company.

     The undersigned agrees that acceptance of any tendered Private Notes by the Company and the issuance of Exchange Notes in exchange therefor will constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that the Company will have no further obligations or liabilities thereunder (except in limited circumstances).

     The undersigned also acknowledges as follows: This Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "Commission") set forth in certain "no-action" letters issued to third parties and unrelated to the Company and the Exchange Offer, and based on such interpretations, the Company believes that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Private Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes in violation of the provisions of the Securities Act. Any Holder who tenders in the Exchange Offer with the intention to participate, or for the purpose of participating, in a distribution of the Exchange Notes could not rely on the position of the staff of the Commission enunciated in "no-action" letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. Failure to comply with such requirements in such instance may result in such Holder incurring liability under the Securities Act for which the Holder is not indemnified by the Company. However, the undersigned acknowledges that the Company has not sought its own no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in such other circumstances.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The above-referenced prospectus may be the prospectus relating to the Exchange Offer only if it contains a plan of distribution with respect to such resale transactions (but need not name the undersigned or disclose the amount of Exchange Notes held by the undersigned).

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Private Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.
This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal Rights" section of the Prospectus.

     For purposes of this Exchange Offer, the Company shall be deemed to have accepted validly tendered Private Notes when, as and if the Company has given oral and written notice thereof to the Exchange Agent.

     The undersigned understands that tenders of the Private Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.

     The undersigned recognizes that under certain circumstances set forth in the Prospectus under "The Exchange offer -- Conditions" the Company will not be required to accept for exchange any of the Private Notes tendered. Private Notes not accepted for exchange or withdrawn will be returned (or, in the case of Private Notes tendered by book-entry transfer through the Book-Entry Transfer Facility, will promptly be credited to an account maintained at the Book-Entry Transfer Facility) without expense, to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below as promptly as practicable after the Expiration Date.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes and, if applicable, substitute certificates representing Private Notes for any Private Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Private Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Private Notes for any Private Notes not exchanged to the undersigned at the address shown above in the box entitled "Description of Private Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF PRIVATE NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE PRIVATE NOTES AS SET FORTH IN SUCH BOX ABOVE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

--------------------------------------------------------------------------------
PLEASE SIGN HERE

                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (Complete Accompanying Substitute Form W-9)


Dated:______________________                     _______________, 199__

      X                                          _______________, 199__
      ______________________

      X                                          _______________, 199__
      ______________________
      Signature(s) by Owner                       Date


Area Code and Telephone Number_________________________________________

          If a holder is tendering any Private Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Private Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):    ________________________________________________________________

            ________________________________________________________________

                                          (Please Type or Print)


Capacity:   ________________________________________________________________

Address:    ________________________________________________________________

            ________________________________________________________________
                                          (Including Zip Code)


                              SIGNATURE GUARANTEE
                         (if required by instruction 3)


Signature(s) Guaranteed by
an Eligible Institution:              ______________________________________
                                             (Authorized Signature)

                                      ______________________________________
                                                    (Title)

                                      ______________________________________
                                               (Name and Firm)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                     [ ]
                                PAYOR'S NAME:  PHYSICIAN SALES & SERVICE, INC.*
----------------------------------------------------------------------------------------------------------------
                              Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below.  See instructions if your name has changed.)
                              ----------------------------------------------------------------------------------
                              Address
                              ----------------------------------------------------------------------------------
SUBSTITUTE                    City, State and ZIP Code
                              ----------------------------------------------------------------------------------
Form W-9                      List account number(s) here (optional)
                              ----------------------------------------------------------------------------------
Department of the             Part 1--PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION       Social Security Number
Treasury                      NUMBER ("TIN") IN THE BOX AT RIGHT AND CERTIFY BY                 or TIN
Internal Revenue Service      SIGNING AND DATING BELOW
                              ----------------------------------------------------------------------------------
                              Part 2--Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(I)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.  [ ]
-----------------------------------------------------------------------------------------------------------------
CERTIFICATION--UNDER THE PENALTIES OR PERJURY, I CERTIFY THAT THE INFORMATION                  Part 3--
 PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
                                                                                           Awaiting TIN [ ]
SIGNATURE_______________  DATE__________
-----------------------------------------------------------------------------------------------------------------
*See Instruction 5.
-----------------------------------------------------------------------------------------------------------------

Note:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
----
       OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


          I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor, 31% of all payments made to me pursuant to the Exchange Offer shall be retained until I provide a taxpayer identification number to the payor and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as a backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a number.


                                             DATE:          , 199__

____________________________           ___________________________________
Signature
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)


          To be completed ONLY if certificates for Private Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Private Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other indicated above.

Issue:    Exchange Notes and/or Private Notes to:

Name(s)_________________________________________________________
                            (Please Type or Print)

              ________________________________________________________
                            (Please Type or Print)

Address_________________________________________________________

              _________________________________________________________
                                  (Zip Code)

                         (Complete Substitute Form W-9)

                 Credit unexchanged Private Notes delivered by
                     book-entry transfer to the Book-Entry
                  Transfer Facility account set forth below.

           ________________________________________________________
                         (Book-Entry Transfer Facility
                         Account Number, if applicable)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)

          To be completed ONLY if certificates for Private Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Private Notes" on this Letter above.

Issue:    Exchange Notes and/or Private Notes to:

Name(s)____________________________________________________
                            (Please Type or Print)

       ___________________________________________________________
                            (Please Type or Print)

Address____________________________________________________

             ____________________________________________________
                                  (Zip Code)
--------------------------------------------------------------------------------

                                 INSTRUCTIONS


                Forming Part of the Terms and Conditions of the
                               Offer to Exchange
                   8-1/2% Senior Subordinated Notes due 2007
                                      of
                        PHYSICIAN SALES & SERVICE, INC.


IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR PRIVATE NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M. NEW YORK CITY TIME, ON THE EXPIRATION DATE.

1.   DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by noteholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedure for delivery by book-entry transfer set forth in "The Exchange Offer - Procedures for Tendering" section of the Prospectus. Certificates for all physically tendered Private Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be reviewed by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

     Noteholders whose certificates for Private Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Private Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures (i) such entry must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Private Notes and the amount of Private Notes tendered, setting forth the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for all physically tendered Private Notes, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and the certificates for all physically tendered Private Notes, in proper form for transfer, or Book-Entry Confirmation as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the Expiration Date.

     The method of delivery of this Letter, the Private Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Private Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2.   TENDER BY HOLDER, PARTIAL TENDERS.


     Only a Holder of Private Notes may tender such Private Notes in the Exchange Offer. Any beneficial owner whose Private Notes are registered in the name of a broker, dealer, commercial bank, trust, company or other nominee and who wishes to tender should contact the registered Holder promptly and instruct such registered Holder to tender on behalf of such beneficial owners. If such beneficial owner wishes to tender on such owner's own behalf, such owner must, prior to completing and executing this Letter and delivering such owner's Private Notes, either make appropriate arrangements to register ownership of the Private Notes in such owner's name or obtain a properly completed bond power from the registered Holder. The transfer of registered ownership may take considerable time.


     Tenders of Private Notes will be accepted only in denominations of $1,000 or interim multiples thereof. If less than all of the Private Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Private Notes to be tendered in the box above entitled "Description of Private Notes -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered Private Notes will be sent to such tendering Holder (except in the case of book-entry tenders), unless otherwise provided in the appropriate box on this Letter promptly after the Expiration Date. All of the Private Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.


3. SIGNATURES OF THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES,


     If this Letter is signed by the registered holder of the Private Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.


     If any tendered Private Notes are owned of record by two or more joint owners, all such owners must sign this Letter.


     If any tendered Private Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.


     When this Letter is signed by the registered holder or holders of the Private Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Private Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.


     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.


     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR PRIVATE NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").


     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE PRIVATE NOTES ARE TENDERED: (i) BY A REGISTERED HOLDER OF PRIVATE NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH PRIVATE NOTES TENDERED) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.


4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.


     Tendering holders of Private Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Private Notes not exchanged are to be issued or sent if different from the name or address of the Person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Private Notes by book-entry transfer may request that Private Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Private Notes not exchanged will be returned to the name or address of the person signing this Letter.


5.   TAX IDENTIFICATION NUMBER.


     Federal income tax law generally requires that a tendering holder whose Private Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 above, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Exchange Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange.
If withholding results in an overpayment of taxes, a refund may be obtained.


     Exempt holders of Private Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.


     To prevent backup withholding, each tendering holder of Private Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth above, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Private Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Private Notes are in more than one name or are not in the

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

name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holders should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 3 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.


6.   TRANSFER TAXES.


     The Company will pay all transfer taxes, if any, applicable to the transfer of Private Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Private Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Private Notes tendered hereby, or if tendered Private Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Private Notes to the company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.


     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE PRIVATE NOTES SPECIFIED IN THIS LETTER.


7.   WAIVER OF CONDITIONS.


     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.


8.   NO CONDITIONAL TENDERS.


     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Private Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Private Notes for exchange.


     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Private Notes nor shall any of them incur any liability for failure to give any such notice.


9.   MUTILATED, LOST, STOLEN OR DESTROYED PRIVATE NOTES.


     Any holder whose Private Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.


10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.


     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

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